EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard International Equity Funds
File Number: 811-5972
Registrant CIK Number: 0000857489


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1

SEC Identifier S000005787(Vanguard European Stock Index Fund)
Class 1 SEC Identifier C000015903
Class 2 SEC Identifier C000015904
Class 3 SEC Identifier C000015905
Class 4 SEC Identifier C000015906
Class 5 SEC Identifier C000038995


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $743,072
2. Dividends for a second class of open-end company shares                                                          $87,518
3. Dividends for a third class of open-end company shares                                                           $139,970
4. Dividends for a fourth class of open-end company shares                                                          $97,010
5. Dividends for a fifth class of open-end company shares							    $14,971

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $1.215
        2. Dividends from a second class of open-end company shares                                                 $2.939
        3. Dividends from a third class of open-end company shares                                                  $1.261
	4. Dividends from a fourth class of open-end company shares                                                 $2.356
	5. Dividends from a fifth class of open-end company shares                                                  $1.129

Item 74

U)      1. Number of shares outstanding                                                                              662,545
        2. Number of shares outstanding for a second class of shares of open-end company shares                      30,172
        3. Number of shares outstanding for a third class of shares of open-end company shares                       119,132
	4. Number of shares outstanding for a fourth class of shares of open-end company shares                      40,721
	5. Number of shares outstanding for a fifth class of shares of open-end company shares                       13,518

V)      1. Net asset value per share (to the nearest cent)                                                           37.99
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)              89.26
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)               38.04
	4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)              71.40
	5. Net asset value per share of a fifth class of open-end company shares (to the nearest cent)               34.54


Series 2

SEC Identifier S000005788(Vanguard Pacific Stock Index Fund)
Class 1 SEC Identifier C000015907
Class 2 SEC Identifier C000015908
Class 3 SEC Identifier C000015909
Class 4 SEC Identifier C000015910
Class 5 SEC Identifier C000038996


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $247,822
2. Dividends for a second class of open-end company shares                                                          $29,349
3. Dividends for a third class of open-end company shares                                                           $59,339
4. Dividends for a fourth class of open-end company shares                                                          $34,784
5. Dividends for a fifth class of open-end company shares                                                           $6,128

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.303
        2. Dividends from a second class of open-end company shares                                                 $2.060
        3. Dividends from a third class of open-end company shares                                                  $0.318
	4. Dividends from a fourth class of open-end company shares                                                 $1.669
	5. Dividends from a fifth class of open-end company shares                                                  $0.709

Item 74

U)      1. Number of shares outstanding                                                                              874,371
        2. Number of shares outstanding for a second class of shares of open-end company shares                      14,542
        3. Number of shares outstanding for a third class of shares of open-end company shares                       195,410
	4. Number of shares outstanding for a fourth class of shares of open-end company shares                      25,177
	5. Number of shares outstanding for a fifth class of shares of open-end company shares                       9,234

V)      1. Net asset value per share (to the nearest cent)                                                           12.53
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)              82.07
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)               12.55
	4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)              66.38
	5. Net asset value per share of a fifth class of open-end company shares (to the nearest cent)               28.51


Series 3

SEC Identifier S000005786(Vanguard Emerging Markets Stock Index Fund) Class 1 SEC Identifier C000015900
Class 2 SEC Identifier C000015901
Class 3 SEC Identifier C000015902
Class 4 SEC Identifier C000035633
Class 5 SEC Identifier C000038994

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $229,890
2. Dividends for a second class of open-end company shares                                                          $24,830
3. Dividends for a third class of open-end company shares                                                           $111,978
4. Dividends for a fourth class of open-end company shares                                                          $66,570
5. Dividends for a fifth class of open-end company shares                                                           $8,343

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.587
        2. Dividends from a second class of open-end company shares                                                 $0.632
        3. Dividends from a third class of open-end company shares                                                  $1.969
	4. Dividends from a fourth class of open-end company shares                                                 $0.820
	5. Dividends from a fifth class of open-end company shares                                                  $0.760

Item 74

U)      1. Number of shares outstanding                                                                             421,337
        2. Number of shares outstanding for a second class of shares of open-end company shares                     44,155
        3. Number of shares outstanding for a third class of shares of open-end company shares                      69,480
	4. Number of shares outstanding for a fourth class of shares of open-end company shares                     81,668
	5. Number of shares outstanding for a fifth class of shares of open-end company shares                      12,388

V)      1. Net asset value per share (to the nearest cent)                                                          32.05
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)             32.14
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)              101.60
	4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)             42.21
	5. Net asset value per share of a fifth class of open-end company shares (to the nearest cent)              40.62


Series 4

SEC Identifier New Fund (Vanguard FTSE All-World ex-US Index Fund) Class 1 SEC Identifier New Fund
Class 2 SEC Identifier New Fund
Class 3 SEC Identifier New Fund

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $1,923
2. Dividends for a second class of open-end company shares                                                          $1,766
3. Dividends for a third class of open-end company shares                                                           $11,212

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.185
        2. Dividends from a second class of open-end company shares                                                 $1.044
        3. Dividends from a third class of open-end company shares                                                  $0.510

Item 74

U)      1. Number of shares outstanding                                                                             14,719
        2. Number of shares outstanding for a second class of shares of open-end company shares                     3,457
        3. Number of shares outstanding for a third class of shares of open-end company shares                      31,594

V)      1. Net asset value per share (to the nearest cent)                                                          22.29
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)             111.70
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)              56.69
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